UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   May 13, 2016

Canterbury Park Holding Corporation
(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

001-31569	41-1775532
(Commission File Number)	(IRS Employer Identification No.)
1100 Canterbury Road, Shakopee, Minnesota	55379
(Address of Principal Executive Offices)	(Zip Code)

(952) 445-7223
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition

On May 13, 2016, Canterbury Park Holding Corporation (the “Company”) issued a press release regarding its results of operations for the three months ended March 31, 2016.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits

(d)       Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.	Description of Exhibit
99.1	Press release dated May 13, 2016, reporting results for the three months ended March 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANTERBURY PARK HOLDING CORPORATION

Dated:	May 13, 2016	By:	/s/ Randall D. Sampson
Randall D. Sampson
Chief Executive Officer